Supplement to the currently effective Statements of Additional Information for the listed Fund:

DWS RREEF Global Real Estate Securities Fund

The following information replaces similar disclosure in the “Board Member Ownership” section of DWS RREEF Global Real Estate Securities Fund’s current Statements of Additional Information:

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by Mr. Froewiss in the Fund and DWS fund complex as of December 31, 2007.

	Dollar Range of Beneficial Ownership in DWS RREEF Global Real Estate Securities Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Board Member in the DWS Fund Complex(1)

Independent Board Member:

Kenneth C. Froewiss	$1-10,000	Over $100,000

Please Retain This Supplement for Future Reference

May 9, 2008